EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Highlands Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended  June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip A. Baratelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2009	By: /s/ Philip A. Baratelli
Name: Philip A. Baratelli
Title: Chief Financial Officer
(Principal Financial Officer and
Chief Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.